Exhibit 10.1

EXECUTION VERSION

Incremental Facility Notice

To:	DNB Bank ASA, London Branch as Agent and as Security Agent

From:

Expro Group Holdings N.V. as the Parent and each entity listed in Schedule 1 (Incremental Facility Commitment) as an Incremental Facility Lender (individually, an “Incremental Facility Lender” and collectively, “Incremental Facility Lenders”; and Wells Fargo Bank, National Association as an Incremental Facility Lender, also being referred to herein as the “Lead Incremental Facility Lender”)

Dated: April 26, 2024

Expro Group Holdings N.V. ‑ Revolving Facility Agreement
dated 1 October 2021, as amended (the “Revolving Facility Agreement”)

1.

We refer to the Revolving Facility Agreement and to the Intercreditor Agreement (as defined in the Revolving Facility Agreement). This is an Incremental Facility Notice. This Incremental Facility Notice shall take effect as an Incremental Facility Notice for the purposes of the Revolving Facility Agreement and as a Creditor Accession Undertaking for the purposes of the Intercreditor Agreement (and as defined in the Intercreditor Agreement). Terms defined in the Revolving Facility Agreement have the same meaning in this Incremental Facility Notice unless given a different meaning in this Incremental Facility Notice.

2.	We refer to Clause 10 (Establishment of Incremental Facilities) of the Revolving Facility Agreement.

3.	We request the establishment of an Incremental Facility with the following Incremental Facility Terms:

(a)	Currency:

The Base Currency

(b)	Total Incremental Facility Commitments:

$90,000,000

(c)	Margin:

The same as with respect to Facility A in the Revolving Facility Agreement including the Margin, mutatis mutandis.

(d)	Commitment Fee:

The same as with respect to Facility A as set forth in Clause 18.1(a)(i) of the Revolving Facility Agreement, mutatis mutandis.

(e)	Utilisation Fee:

The same as with respect to Facility A as set forth in Clause 18.6 of the Revolving Facility Agreement, mutatis mutandis.

(f)	Upfront Fees:

As payable pursuant to Clause 18.2 (Arrangement Fee) of the Revolving Facility Agreement in respect of the Incremental Facility.

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(g)	Borrower(s) to which the Incremental Facility is to be made available:

(i)	Exploration and Production Services (Holdings) Limited;

(ii)	Expro Holdings US Inc.; and

(iii)	Frank's International LP B.V.

(h)	Purpose(s) for which all amounts borrowed under the Incremental Facility shall be applied pursuant to Clause 3.1 (Purpose) of the Revolving Facility Agreement:

Same as with respect to Facility A pursuant to paragraph (a) of Clause 3.1 (Purpose) of the Revolving Facility Agreement.

(i)	The Incremental Facility shall be secured by the same Transaction Security as, and on a pari passu basis with, Facility A and Facility B.

(j)	Availability Period:

From the Establishment Date to and including the date falling one Month prior to the Termination Date of the Incremental Facility as set forth below.

(k)	Incremental Facility Conditions Precedent:

The Incremental Facility Lenders will only be obliged to comply with Clause 5.4 (Lenders’ Participation) of the Revolving Facility Agreement in relation to the Incremental Facility if, on or before the Establishment Date, the Agent has received (or is satisfied that they will receive or have waived the requirement to receive (acting on the instructions of the Incremental Facility Majority Lenders)) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) to this Incremental Facility Notice in form and substance satisfactory (save to the extent otherwise expressly specified in Schedule 2 (Conditions Precedent) to this Incremental Facility Notice) to the Agent. The Agent shall notify the Parent and the Incremental Facility Lenders promptly upon being so satisfied in accordance with clause 4.1(c) of the Revolving Facility Agreement.

Any Utilisation of the Incremental Facility will also be subject to Clause 4 (Conditions of Utilisation) of the Revolving Facility Agreement in the customary manner.

(l)	The repayment terms for the Incremental Facility for the purposes of Clause 11.1 (Repayment of Loans) of the Revolving Facility Agreement:

As set forth in Clause 11.1 (Repayment of Loans) of the Revolving Facility Agreement with respect to Incremental Facilities, mutatis mutandis.

(m)	Termination Date:

Same as with respect to Facility A.

4.

The proposed Establishment Date is the date on or prior to which all of the conditions set forth in Schedule 2 (Conditions Precedent) have been satisfied, in accordance with paragraph 3(k) above, which date is no less than 3 Business Days after the date of this Incremental Facility Notice.

5.	Representations:

The Obligor’s Agent (on its own behalf and on behalf of each Obligor):

(a)	makes:

(i)	each of the Repeating Representations; and

EXECUTION VERSION

(ii)	each of the representations and warranties in Clause 25.8 (Insolvency) and Clause 25.18 (Anti-Corruption Laws) of the Revolving Facility Agreement,

in each case on the date of this Incremental Facility and on the Establishment Date, by reference to the facts and circumstances existing on such date;

(b)	represents and warrants that:

(i)

the factual information contained in the lender presentation delivered in connection with the Incremental Facility and dated March 2024 (the “Lender Presentation”) is true and accurate in all material respects, in each case as at the date of the Lender Presentation;

(ii)

all forecasts and projections included in the Lender Presentation (A) are fair (as at the date of the Lender Presentation ) and were arrived at after careful consideration, (B) were prepared in good faith on the basis of recent historical information, and (C) were prepared on the basis of assumption which were reasonable, in each case as at the date of the Lender Presentation ;

(iii)

no information has been given or withheld that results in the information, opinions, intentions, forecasts or projections contained in the Lender Presentation being untrue or misleading in any material respect; and

(iv)

all other written factual information provided by any member of the Group (including its advisers) to a Finance Party was true, complete and accurate in all material respects as at the date it was provided and is not misleading in any material respect.

6.	Conditions Subsequent:

Subject to the Establishment Date occurring and to the extent not delivered on or prior to the Establishment Date under paragraph 13 of Schedule 2 (Conditions Precedent), the Parent shall procure the delivery of the constitutional documents, corporate approvals, customary legal opinions, security confirmations, supplemental security agreements and other items detailed in paragraphs 1 and 3 of Part 1, Part 2 and Part 3 of Schedule 2 (Conditions Precedent) to the Amendment and Restatement Agreement dated 6 October, 2023 (the “October 2023 ARA”) but relating to the Incremental Facility, mutatis mutandis, within 30 days of the Establishment Date, in all material respects in substantially the same form as previously delivered in connection with the Revolving Facility Agreement or otherwise in form and substance satisfactory to the Agent.

7.	The Parent confirms that:

(a)	each of:

(i)	the Incremental Facility Terms set out above;

(ii)	the Aggregate Yield applicable to the Incremental Facility; and

(iii)	the fees payable to any arranger of the Incremental Facility,

comply with Clause 10.4 (Restrictions on Incremental Facility Terms and Fees) of the Revolving Facility Agreement;

(b)	each Incremental Facility Lender set out in this Incremental Facility Notice complies with Clause 10.1 (Incremental Facility Lenders);

EXECUTION VERSION

(c)	each condition specified in paragraph (a)(i) of Clause 10.5 (Conditions to Establishment) of the Revolving Facility Agreement is satisfied on the date of this Incremental Facility Notice; and

(d)

each document specified in paragraph (a)(iv) of Clause 10.5 (Conditions to Establishment) of the Revolving Facility Agreement as is reasonably necessary as a result of the establishment of the Incremental Facility to maintain the effectiveness of the Security, guarantees, indemnities and other assurance against loss provided to the Finance Parties pursuant to the Finance Documents is satisfied on the date of this Incremental Facility Notice or will, as agreed between the Parent, the Lead Incremental Facility Lender and the Agent, be satisfied within 30 days of the Establishment Date pursuant to Clause 6 (Conditions Subsequent) and in accordance with paragraph 12 of this Incremental Facility Notice.

8.

The Obligors’ Agent pursuant to Clause 2.5 (Obligors' Agent) of the Revolving Facility Agreement, for and on behalf of itself and each other Obligor, (i) hereby confirms and reaffirms its respective guarantees under the Revolving Facility Agreement and its respective Transaction Security and other obligations under each Finance Document to which it is party, as applicable, under and subject to the terms of each of the Transaction Security Documents (collectively, the "Reaffirmed Documents"), (ii) agrees that, notwithstanding the effectiveness of this Incremental Facility Notice or any of the transactions contemplated thereby, such guarantees, Transaction Security and other obligations, and the terms of each of the Reaffirmed Documents to which it is a party and the security interests created thereby, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Secured Obligations (as defined in the Intercreditor Agreement), as amended, increased and/or extended pursuant to this Incremental Facility Notice (including, for the avoidance of doubt, the Total Incremental Facility Commitments); and (iii) agrees this Incremental Facility Notice shall not evidence or result in a novation of such Secured Obligations or the Reaffirmed Documents.

9.

(a)

The Obligors’ Agent, pursuant to Clause 2.5 (Obligors' Agent) of the Revolving Facility Agreement, for and on behalf of itself and each other Obligor confirms that the guarantee and indemnity contained in clause 24 (Guarantee and Indemnity) of the Revolving Facility Agreement and/or each Finance Document to which it is a party shall, after giving effect to the establishment of the Incremental Facility pursuant to this Incremental Facility Notice (including any increase to the Commitments thereunder), on and after the Establishment Date:

(i)

continue in full force and effect and extend to the liabilities and obligations of each of the Obligors under the Revolving Facility Agreement and the other Finance Documents (as amended and restated from time to time); and

(ii)	continue to constitute legal, valid and binding obligations of the Guarantors enforceable in accordance with their terms.

(b)

The Obligors’ Agent, pursuant to Clause 2.5 (Obligors' Agent) of the Revolving Facility Agreement, for and on behalf of itself and each other Obligor, confirms that after giving effect to this Incremental Facility Notice (including any increase to the Commitments thereunder), each of the security interests created under any Transaction Security Documents:

(i)

continue in full force and effect as security for the payment or discharge of all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the relevant Obligor to the Secured Parties under the Finance Documents (including, without limitation, the Revolving Facility Agreement).

EXECUTION VERSION

(ii)	continue to constitute legal, valid and binding obligations of the relevant Obligors enforceable in accordance with their terms.

(c)

The Obligors’ Agent shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the confirmations effected or to be effected pursuant to this Incremental Facility Notice.

10.

Each Incremental Facility Lender agrees to assume and will assume all of the obligations corresponding to the Incremental Facility Commitment set opposite its name in Schedule 1 (Incremental Facility Commitment) as if it had been an Original Lender under the Revolving Facility Agreement in respect of that Incremental Facility Commitment.

11.	On the Establishment Date each Incremental Facility Lender becomes (to the extent not already a party in such capacity):

(a)	party to the relevant Finance Documents (other than the Intercreditor Agreement) as a Lender; and

(b)	party to the Intercreditor Agreement as a Senior Lender (as defined in the Intercreditor Agreement).

12.

Each Incremental Facility Lender (being the Majority Lenders under the Revolving Facility Agreement as at the date of this Incremental Facility Notice) agree that the conditions specified in Clause 10.5(a)(iv) of the Revolving Facility Agreement will be satisfied if such documents are provided within 30 days of the Establishment Date pursuant to Clause 6 (Conditions Subsequent) of this Incremental Facility Notice.

13.	Each Incremental Facility Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in Clause 10.11 (Limitation of Responsibility) of the Revolving Facility Agreement.

14.

Each Incremental Facility Lender agrees that the time period specified in Clause 10.2(a) (Incremental Facility Lenders) of the Revolving Facility Agreement shall be reduced from 5 Business Days to 3 Business Days.

15.

We refer to clause 21.8 (Creditor Accession Undertaking) of the Intercreditor Agreement. In consideration of each Incremental Facility Lender being accepted as a Senior Lender for the purposes of the Intercreditor Agreement (and as defined in the Intercreditor Agreement), each Incremental Facility Lender confirms that, as from the Establishment Date, it intends to be party to the Intercreditor Agreement as a Senior Lender, and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a Senior Lender and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

16.	This Incremental Facility Notice is irrevocable.

17.

This Incremental Facility Notice may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Incremental Facility Notice.

18.	This Incremental Facility Notice and any non‑contractual obligations arising out of or in connection with it are governed by English law.

19.	This Incremental Facility Notice has been entered into on the date stated at the beginning of this Incremental Facility Notice.

EXECUTION VERSION

Signatories

The Parent:

EXPRO GROUP HOLDINGS N.V.

By: /s/ John McAlister………………………….

Name: John McAlister

Date: 26 April 2024

Acknowledged and agreed by the Borrowers and Obligors’ Agent:

EXPLORATION AND PRODUCTION SERVICES (HOLDINGS) LIMITED as Borrower

By: /s/ John McAlister ………………………….

Name: John McAlister

Date: 26 April 2024

EXPRO HOLDINGS US, INC. as Borrower

By: /s/ John McAlister ………………………….

Name: John McAlister

Date: 26 April 2024

FRANK’S INTERNATIONAL LP B.V. as Borrower

By: /s/ John McAlister ………………………….

Name: John McAlister

Date: 26 April 2024

EXECUTION VERSION

EXPRO HOLDINGS UK 2 LIMITED as Obligors’ Agent

By: /s/ John McAlister ………………………….

Name: John McAlister

Date: 26 April 2024

EXECUTION VERSION

The Incremental Facility Lenders

DNB (UK) LIMITED

By: /s/ Craig Ramsay…….                           By: /s/ Kay Newman……………….

Name:          Craig Ramsay                                    Name: Kay Newman

Date:         26 April 2024                                    Date: 26 April 2024

EXECUTION VERSION

HSBC UK BANK PLC

By: /s/ Stephanie Watson…………….

Name: Stephanie Watson

Date: 26 April 2024

EXECUTION VERSION

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Rosalind Michael………………….

Name: Rosalind Michael, Director UKFS Scotland

Date: 26 April 2024

EXECUTION VERSION

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Justyn Thomas………………………….

Name: Justyn Thomas

Date: 26 April 2024

[Signature Page to Incremental Facility Notice]

EXECUTION VERSION

This document is accepted as an Incremental Facility Notice for the purposes of the Revolving Facility Agreement by the Agent and the Establishment Date confirmed as 15 May , 2024, being the date that on or prior to which all of the conditions set forth in Schedule 2 (Conditions Precedent) have been satisfied, in accordance with paragraph 3(k) above.

The Agent

DNB BANK ASA, LONDON BRANCH

By: /s/ Craig Ramsay………………………….

Name: Craig Ramsay

By: /s/ Daniel Hodt………………………….

Name: Daniel Hodt

The Security Agent

DNB BANK ASA, LONDON BRANCH

By: /s/ Craig Ramsay………………………….

Name: Craig Ramsay

By: /s/ Daniel Hodt………………………….

Name: Daniel Hodt

[Signature Page to Incremental Facility Notice]